UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4684

Merrill Lynch Global Bond Fund for Investment & Retirement

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Bond Fund for Investment & Retirement, 800
Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global Bond Fund for Investment and Retirement

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Bond Fund for Investment and Retirement

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Bond Fund for Investment and Retirement

Date: February 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Global Bond Fund for Investment and Retirement

Date: February 24, 2003


<ITEM 1>


(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2002


Merrill Lynch
Global Bond Fund
For Investment and
Retirement


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Global Bond Fund
For Investment and Retirement
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION (unaudited)


Type of Issues*
As of December 31, 2002


Type of                                 Percent of
Issues                                  Net Assets

U.S. Government & Agency Obligations       22.9%
Banks                                       9.1
Financial Services                          0.8
Supranational                               6.4
Sovereign Government Obligations           52.2



Geographical Diversification*
As of December 31, 2002


                                        Percent of
Country                                 Net Assets

Japan                                       3.7%
Denmark                                     4.8
Canada                                      4.7
Austria                                     4.3
Cayman Islands                              0.5
France                                      6.6
Spain                                       1.4
United States                              28.0
Netherlands                                 6.3
Italy                                       9.4
United Kingdom                              2.4
Germany                                    19.3



Maturity of Investments*
As of December 31, 2002


Maturity of                             Percent of
Investments                             Net Assets

0 yr - 1 yr                                 2.7%
1 yr - 5 yrs                               37.3
5 yrs - 10 yrs                             33.9
10 yrs +                                   17.4


*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended December 31, 2002, the Fund's Class A, Class B, Class C and Class D shares had a total returns of +16.37%, +15.45%, +15.41% and +16.08%, respectively, compared with a total return of +19.38% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

Over the period, our underweight duration positions in the United States, Europe and the United Kingdom all contributed to the portfolio's underperformance. Disappointing global economic growth prospects, further monetary policy easing in the United States and Europe, mounting geopolitical tension and significant equity market volatility created uncertainty among investors. The successive flight to quality effect resulted in performance of the major bond markets exceeding expectations, with yields falling to historic lows. We increased our exposure to European bonds during the fourth quarter of 2002, as sluggish domestic and global growth forecasts restricted supply of longer-dated bonds and the heightened possibility of interest rates cuts made this market relatively more attractive. European bonds continued to rally into the fourth quarter, offsetting some of the earlier underperformance.

During the second quarter of 2002, the portfolio's overweight position in the euro relative to the U.S. dollar benefited the portfolio's performance as weak U.S. equity markets led foreign investors to reallocate capital out of the United States. The U.S. dollar was expected to regain these losses in the near term, amid an equity market recovery. In anticipation of this, we held an overweight U.S. dollar position relative to euros for much of the fourth quarter. However, the U.S. dollar continued to weaken, detracting from performance.


Market Review
The year 2002 was characterized by mounting concerns about global growth prospects, exacerbated by the real threat of a military conflict in the Middle East, corporate accounting scandals and weak global equity markets. Initial expectations of economic recovery and rising interest rates receded and already sensitive investors continued to favor the perceived safety of bonds, supporting a bond rally that continued during much of the rest of the year, with yields falling sharply.

In the United States, 2002 began with optimism toward economic recovery. Data from the United States was mixed, with a slow but steady recovery expected. In turn, investors began to price in a more hawkish tack by the Federal Open Market Committee, and yields rose in expectation. By the spring, economic data was reflecting a more uncertain growth potential, and the Federal Reserve Board kept interest rates on hold, surprising the market, causing a steepening of the yield curve. The infamous collapse of Enron Corporation in 2001, following major accounting fraud at WorldCom, Inc. early in the year, fueled a wave of investigations by the Securities and Exchange Commission in the first half of 2002, which contributed to uneasiness in the financial markets. Furthermore, the threat of terrorism and a possible U.S. military confrontation in Iraq did nothing to assure investors. The equity market became more volatile, falling to 1998 levels. Investors resumed reallocating capital into fixed income securities, and yields continued to tumble significantly. During the fourth quarter of 2002, equity markets began to experience more stability, with a resultant rise in yields. In November, the Federal Reserve Board lowered the Federal Funds interest rate by 50 basis points (.50%) to 1.25%, in a bid to encourage consumers to increase spending and spark a recovery. At the same time, economic data improved, and after a brief rally, yields began to climb, reflecting the more positive domestic economic outlook. Toward the end of the year, however, reevaluations of global growth forecasts began to cast further gloom over the prospects for the U.S. recovery, once again, supporting bonds.

The European bond market followed a bullish pattern similar to that seen in the United States in 2002. Economic growth in the Eurozone lagged that of the United States throughout the year, and the European equity markets, following the U.S. lead, also experienced a protracted fall in values, followed by a proportional fall in bond yields. The European Central Bank remained static over monetary policy for much of the year, despite pressure to cut interest rates, stating concerns about inflation, which had remained stubbornly high. However, the brooding economic pessimism in France and Germany in particular eventually forced the European Central Bank to cut interest rates by 50 basis points to 2.75% in December.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


Fading hopes for a recovery in the global and domestic economy (causing equity market weakness) and a summer of limited issuance, led U.K. gilt yields to fall on all maturities, especially at the shorter end of the curve. However, from September onward, yields began to rise, as the loose monetary policy and increasing issuance began to exert pressure on the market.

Despite the beginnings of an economic recovery in Japan in the first half of 2002, little confidence in the Japanese authorities to realistically cap issuance and a two-notch downgrade by Moody's Investors Services to A1, yields remained tightly range bound. The zero interest rate policy was maintained, and domestic investors' appetite for bonds continued unabated. The problems facing the Japanese banking system from a crippling non-paid loan problem caused savers to avoid bank deposits, and favor Japanese government bonds (JGBs). As the year progressed, the soft equity market, seemingly perpetual deflation, followed by threat of further economic stagnation, further supported JGBs and the yield curve flattened as investors looked for higher yields in the domestic market.

During 2002, the U.S. dollar weakened markedly against major currencies. The widening U.S. trade deficit, slowing, even reversing capital flows into the United States by risk aware foreign investors amid soft equity markets, and a change in personnel at the U.S. Treasury, caused the U.S. dollar to give up some of the strength seen over the last couple of years. This added to Japanese economic woes, as hopes of a prolonged recovery hinged on a weaker yen.


Bond Market Outlook
We do not see a catalyst for near-term rise in yields, and we expect Treasury yields to remain close to current levels. To date, the persistent weakness of the U.S. dollar, the rapidly rising trade and budget deficits and the consequent increase in potential U.S. Treasury new issuance, have had very little impact on the coupon curve. However, if economic activity picks up even moderately more than currently anticipated, these concerns will be magnified and there may be a rapid spike in yields. The asymmetric risk profile of the current U.S. Treasury market is making us somewhat cautious. We are currently overweight duration in the Eurozone as we expect inflation to fall and growth to decelerate. We believe that short Eurozone bonds look expensive relative to our base rate expectations. We remain overweight in the 30-year segment of the curve as issuance will be very limited in this sector but the demand for long bonds is expected to prevail especially from Dutch and Danish pension funds. In the near term, measures to tackle the non-paid loan problem are likely to be the principal drivers of the JGB market. However, liquidity levels, equity market volatility, interest rates and investors risk tolerance will have a strong influence. We remain cautious on the yen from a long-term viewpoint because of organizational problems in the Japanese economy. We continue to believe that the yen remains structurally the weakest of the major currencies. In our opinion, the U.S. dollar, given the expected slowdown in capital flows coupled with the current account deficit, will continue to weaken over the medium term, but further out the U.S. dollar should do better. In the near term, we prefer the euro.


In Conclusion
On September 30, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, between the Fund and the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly-issued shares of the Core Bond Portfolio.

We thank you for your investment in Merrill Lynch Global Bond Fund for Investment and Retirement.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gareth Fielding)
Gareth Fielding
Senior Vice President and Portfolio Manager



February 5, 2003



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


PERFORMANCE DATA (unaudited)


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                 % Return Without     % Return With
                                   Sales Charge       Sales Charge**
Class A Shares*

One Year Ended 12/31/02                   +16.37%        +11.71%
Five Years Ended 12/31/02                 + 3.02         + 2.19
Ten Years Ended 12/31/02                  + 4.27         + 3.85

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/02                   +15.45%        +11.45%
Five Years Ended 12/31/02                 + 2.22         + 1.87
Ten Years Ended 12/31/02                  + 3.47         + 3.47

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/02                   +15.41%        +14.41%
Five Years Ended 12/31/02                 + 2.17         + 2.17
Inception (10/21/94) through 12/31/02     + 3.27         + 3.27

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/02                   +16.08%        +11.44%
Five Years Ended 12/31/02                 + 2.79         + 1.95
Inception (10/21/94) through 12/31/02     + 3.89         + 3.37

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


PERFORMANCE DATA (unaudited)(continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Bond Fund++ Class A and Class B Shares* compared to a similar investment in JP Morgan Global Government Bond Index++++.
Values illustrated are as follows:


ML Global Bond Fund++
Class A Shares*

Date                              Value

December 1992                   $ 9,600.00
December 1993                   $10,868.00
December 1994                   $10,293.00
December 1995                   $11,671.00
December 1996                   $12,420.00
December 1997                   $12,568.00
December 1998                   $14,075.00
December 1999                   $12,960.00
December 2000                   $13,027.00
December 2001                   $12,535.00
December 2002                   $14,587.00


ML Global Bond Fund++
Class B Shares*

Date                              Value

December 1992                   $10,000.00
December 1993                   $11,236.00
December 1994                   $10,561.00
December 1995                   $11,883.00
December 1996                   $12,548.00
December 1997                   $12,599.00
December 1998                   $14,001.00
December 1999                   $12,807.00
December 2000                   $12,758.00
December 2001                   $12,180.00
December 2002                   $14,062.00


JP Morgan Global Government Bond Index++++

Date                              Value

December 1992                   $10,000.00
December 1993                   $11,226.00
December 1994                   $11,369.00
December 1995                   $13,565.00
December 1996                   $14,162.00
December 1997                   $14,361.00
December 1998                   $16,560.00
December 1999                   $15,719.00
December 2000                   $16,087.00
December 2001                   $15,958.00
December 2002                   $19,050.00




A line graph illustrating the growth of a $10,000 investment in ML Global Bond Fund++ Class C and Class D Shares* compared to a similar investment in JP Morgan Global Government Bond Index++++.
Values illustrated are as follows:


ML Global Bond Fund++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
December 1994                   $ 9,827.00
December 1995                   $11,049.00
December 1996                   $11,658.00
December 1997                   $11,696.00
December 1998                   $12,991.00
December 1999                   $11,862.00
December 2000                   $11,824.00
December 2001                   $11,281.00
December 2002                   $13,019.00


ML Global Bond Fund++
Class D Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
December 1994                   $ 9,445.00
December 1995                   $10,683.00
December 1996                   $11,329.00
December 1997                   $11,435.00
December 1998                   $12,789.00
December 1999                   $11,747.00
December 2000                   $11,779.00
December 2001                   $11,305.00
December 2002                   $13,123.00


JP Morgan Global Government Bond Index++++

Date                              Value

10/31/1994**                    $10,000.00
December 1994                   $ 9,897.00
December 1995                   $11,809.00
December 1996                   $12,328.00
December 1997                   $12,501.00
December 1998                   $14,415.00
December 1999                   $13,683.00
December 2000                   $14,003.00
December 2001                   $13,891.00
December 2002                   $16,583.00



*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Bond Fund for Investment and Retirement invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


PERFORMANCE DATA (unaudited)(concluded)


Recent Performance Results

                                                                           Ten-Year/
                                            6-Month        12-Month     Since Inception
As of December 31, 2002                   Total Return   Total Return     Total Return
ML Global Bond Fund Class A Shares*         +7.71%          +16.37%          +51.96%
ML Global Bond Fund Class B Shares*         +7.15           +15.45           +40.63
ML Global Bond Fund Class C Shares*         +7.26           +15.41           +30.21
ML Global Bond Fund Class D Shares*         +7.58           +16.08           +36.68
JP Morgan Global Government Bond Index**    +8.87           +19.38       +90.50/+65.83

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.
**This unmanaged Index is comprised of government bonds in the 13 largest markets, including the United States. Ten-year/since inception total returns are for ten years and from 10/31/94.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


SCHEDULE OF INVESTMENTS

                        Face                                                  Interest    Maturity               Percent of
                       Amount            Long-Term Obligations                  Rate        Date        Value    Net Assets
Austria

Banks             YEN   260,000,000   Oesterreich Kontrollbank                 1.80 %    3/22/2010    $  2,393,981     4.3%

                                      Total Investments in Austria (Cost--$2,290,827)                    2,393,981      4.3


Canada

Sovereign         C$      1,658,000   Canadian Government Bond                 6.00      6/01/2011       1,142,045      2.0
Government
Obligations

Supranational     C$      2,275,000   Inter-American Development Bank          7.25     11/03/2003       1,487,294      2.7

                                      Total Investments in Canada (Cost--$2,631,697)                     2,629,339      4.7


Cayman Islands

Financial         US$       240,000   Massmutual Global Funding                7.00      7/07/2006         267,879      0.5
Services

                                      Total Investments in the Cayman Islands (Cost--$264,285)             267,879      0.5


Denmark

Banks             YEN   285,000,000   Deutsche Ausgleichsbank                  1.85      9/20/2010       2,639,073      4.8

                                      Total Investments in Denmark (Cost--$2,507,290)                    2,639,073      4.8


France

Sovereign         EURO    2,190,000   French Btan                              5.00      1/12/2006       2,427,454      4.4
Government                1,050,000   French OAT                               5.75     10/25/2032       1,252,275      2.2
Obligations

                                      Total Investments in France (Cost--$3,524,592)                     3,679,729      6.6


Germany

Sovereign         EURO    1,870,000   Bundesobligation                         5.00      8/19/2005       2,059,433      3.7
Government                2,280,000   Bundesrepublic Deutschland               6.00      7/04/2007       2,648,050      4.8
Obligations                 871,000   Bundesrepublic Deutschland               5.00      1/04/2012         971,154      1.7
                          1,570,000   Bundesrepublic Deutschland               5.00      7/04/2012       1,752,007      3.2
                          1,010,000   Bundesrepublic Deutschland               4.75      7/04/2028       1,044,644      1.9
                          1,950,000   Bundesrepublic Deutschland               5.50      1/04/2031       2,251,782      4.0

                                      Total Investments in Germany (Cost--$9,885,471)                   10,727,070     19.3



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                        Face                                                  Interest    Maturity               Percent of
                       Amount            Long-Term Obligations                  Rate        Date        Value    Net Assets
Italy

Sovereign         YEN   310,000,000   Republic of Italy                        3.75 %    6/08/2005    $  2,843,601     5.1%
Government              261,000,000   Republic of Italy                        1.80      2/23/2010       2,407,431      4.3
Obligations

                                      Total Investments in Italy (Cost--$4,980,091)                      5,251,032      9.4


Japan

Supranational           230,000,000   Asian Development Bank                   3.125     6/29/2005       2,082,141      3.7

                                      Total Investments in Japan (Cost--$2,300,896)                      2,082,141      3.7


Netherlands

Sovereign         EURO      630,000   Netherlands Government Bond              4.00      7/15/2005         678,179      1.2
Government                2,480,000   Netherlands Government Bond              5.25      7/15/2008       2,816,941      5.1
Obligations

                                      Total Investments in the Netherlands (Cost--$3,179,862)            3,495,120      6.3


Spain

Sovereign         EURO      680,000   Bonos y Obligation del Estado            5.40      7/30/2011         777,011      1.4
Government
Obligations

                                      Total Investments in Spain (Cost--$714,532)                          777,011      1.4


United Kingdom

Sovereign         POUND     730,000   United Kingdom Gilt                      7.25     12/07/2007       1,334,694      2.4
Government
Obligations

                                      Total Investments in the United Kingdom (Cost--$1,244,568)         1,334,694      2.4


United States

Financial         US$       185,000   Diageo Capital PLC                       3.50     11/19/2007         185,943      0.3
Services

Sovereign         YEN   290,000,000   KFW International Finance                1.75      3/23/2010       2,668,572      4.8
Government
Obligations




Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)

                        Face                                                  Interest    Maturity               Percent of
                       Amount            Long-Term Obligations                  Rate        Date        Value    Net Assets
United States (concluded)

U.S. Govern-      US$       570,000   U.S. Treasury Bonds                      7.25 %    5/15/2016    $    729,867     1.3%
ment & Agency             1,145,000   U.S. Treasury Bonds                      8.00     11/15/2021       1,595,396      2.9
Obligations               2,349,000   U.S. Treasury Bonds                      6.25      5/15/2030       2,811,001      5.1
                          4,421,000   U.S. Treasury Notes                      2.125     8/31/2004       4,470,219      8.0
                            500,000   U.S. Treasury Notes                      2.125    10/31/2004         505,508      0.9
                          1,280,000   U.S. Treasury Notes                      3.00     11/15/2007       1,295,400      2.3
                          1,225,000   U.S. Treasury Notes                      4.875     2/15/2012       1,330,225      2.4

                                      Total Investments in the United States (Cost--$15,167,649)        15,592,131     28.0

Total Investments (Cost--$48,691,760)                                                                   50,869,200     91.4
Unrealized Appreciation on Forward Foreign Exchange Contracts--Net*                                          7,973      0.0
Other Assets Less Liabilities                                                                            4,809,628      8.6
                                                                                                      ------------   ------
Net Assets                                                                                            $ 55,686,801   100.0%
                                                                                                      ============   ======

*Forward foreign exchange contracts as of December 31, 2002 were as follows:

                                            Unrealized
Foreign                   Expiration      Appreciation/
Currency Sold                Date         (Depreciation)

C$       1,625,000       January 2003       $     14,319
EURO     3,244,287       January 2003          (149,778)
POUND      241,095       January 2003            (2,967)
YEN    106,122,280       January 2003           (19,501)
                                            ------------
Total (US$ Commitment--$5,556,380)          $  (157,927)
                                            ------------


Foreign                   Expiration        Unrealized
Currency Purchased           Date          Appreciation

EURO     3,150,000       January 2003       $    110,262
POUND    1,087,000       January 2003             55,638
                                            ------------
Total (US$ Commitment--$4,888,028)          $    165,900
                                            ------------

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net             $      7,973
                                            ============

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 2002
Assets:           Investments, at value (identified cost--$48,691,760)                                       $   50,869,200
                  Unrealized appreciation on forward foreign exchange contracts                                       7,973
                  Cash                                                                                              770,159
                  Foreign cash (cost--$163,481)                                                                     165,867
                  Receivables:
                     Securities sold                                                       $    3,244,594
                     Interest                                                                     833,856
                     Beneficial interest sold                                                      22,652         4,101,102
                                                                                           --------------
                  Prepaid registration fees                                                                          32,923
                                                                                                             --------------
                  Total assets                                                                                   55,947,224
                                                                                                             --------------

Liabilities:      Payables:
                     Beneficial interest redeemed                                                 130,932
                     Dividends to shareholders                                                     38,138
                     Investment adviser                                                            27,727
                     Distributor                                                                   16,264           213,061
                                                                                           --------------
                  Accrued expenses                                                                                   47,362
                                                                                                             --------------
                  Total liabilities                                                                                 260,423
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $   55,686,801
                                                                                                             ==============

Net Assets        Class A Shares of beneficial interest, $.10 par value,
Consist of:       unlimited number of shares authorized                                                      $      100,347
                  Class B Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized                                                             168,593
                  Class C Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized                                                               9,456
                  Class D Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized                                                             362,474
                  Paid-in capital in excess of par                                                               67,662,555
                  Undistributed investment income--net                                     $    2,042,361
                  Accumulated realized capital losses on investments and
                  foreign currency transactions--net                                         (16,884,843)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                             2,225,858
                                                                                           --------------
                  Total accumulated losses--net                                                                (12,616,624)
                                                                                                             --------------
                  Net assets                                                                                 $   55,686,801
                                                                                                             ==============

Net Asset Value:  Class A--Based on net assets of $8,719,242 and 1,003,472 shares
                           of beneficial interest outstanding                                                $         8.69
                                                                                                             ==============
                  Class B--Based on net assets of $14,654,177 and 1,685,926 shares
                           of beneficial interest outstanding                                                $         8.69
                                                                                                             ==============
                  Class C--Based on net assets of $821,605 and 94,558 shares
                           of beneficial interest outstanding                                                $         8.69
                                                                                                             ==============
                  Class D--Based on net assets of $31,491,777 and 3,624,740 shares
                           of beneficial interest outstanding                                                $         8.69
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 2002
Investment        Interest                                                                                   $    1,844,321
Income:

Expenses:         Investment advisory fees                                                 $      335,936
                  Account maintenance and distribution fees--Class B                              139,588
                  Professional fees                                                                93,116
                  Accounting services                                                              78,395
                  Account maintenance fees--Class D                                                70,413
                  Transfer agent fees--Class D                                                     61,061
                  Transfer agent fees--Class B                                                     49,786
                  Printing and shareholder reports                                                 45,989
                  Registration fees                                                                45,942
                  Trustees' fees and expenses                                                      19,726
                  Transfer agent fees--Class A                                                     18,492
                  Custodian fees                                                                    7,880
                  Account maintenance and distribution fees--Class C                                6,262
                  Pricing services                                                                  4,217
                  Transfer agent fees--Class C                                                      1,914
                  Other                                                                            16,941
                                                                                           --------------
                  Total expenses                                                                                    995,658
                                                                                                             --------------
                  Investment income--net                                                                            848,663
                                                                                                             --------------

Realized &        Realized gain on:
Unrealized Gain      Investments--net                                                           1,246,947
(Loss) on            Foreign currency transactions--net                                         2,346,945         3,593,892
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--       Investments--net                                                           3,624,329
Net:                 Foreign currency transactions--net                                           109,722         3,734,051
                                                                                           --------------    --------------
                  Total realized and unrealized gain on investments and foreign
                  currency transactions--net                                                                      7,327,943
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $    8,176,606
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                     December 31,
Increase (Decrease) in Net Assets:                                                               2002               2001
Operations:       Investment income--net                                                   $      848,663    $    1,592,758
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                             3,593,892       (5,652,478)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net                                        3,734,051         1,049,851
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations               8,176,606       (3,009,869)
                                                                                           --------------    --------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                    (160,469)                --
                     Class B                                                                    (209,240)                --
                     Class C                                                                      (8,128)                --
                     Class D                                                                    (461,708)                --
                  Return of capital--net:
                     Class A                                                                           --         (283,999)
                     Class B                                                                           --         (611,668)
                     Class C                                                                           --           (9,896)
                     Class D                                                                           --         (675,162)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends to shareholders           (839,545)       (1,580,725)
                                                                                           --------------    --------------

Beneficial        Net decrease in net assets derived from beneficial interest
Interest          transactions                                                               (10,682,171)      (14,908,274)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                                (3,345,110)      (19,498,868)
                  Beginning of year                                                            59,031,911        78,530,779
                                                                                           --------------    --------------
                  End of year*                                                             $   55,686,801    $   59,031,911
                                                                                           ==============    ==============

                  *Undistributed (accumulated) investment income (loss)--net               $    2,042,361    $    (316,306)
                                                                                           ==============    ==============

See Notes to Financial Statements.




Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios
have been derived from information                                                       Class A
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $     7.61   $     8.13   $     8.46   $     9.66   $     9.12
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .15++          .22          .36          .45          .52
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.08        (.52)        (.33)       (1.20)          .54
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.23        (.30)          .03        (.75)         1.06
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends:
                     Investment income--net                       (.15)           --           --        (.34)        (.52)
                     Return of capital--net                          --        (.22)        (.36)        (.11)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends                                 (.15)        (.22)        (.36)        (.45)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     8.69   $     7.61   $     8.13    $    8.46   $     9.66
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share             16.37%      (3.78%)         .52%      (7.92%)       11.99%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        1.38%        1.40%        1.07%        1.06%         .92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.92%        2.79%        4.50%        5.02%        5.57%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $    8,719   $    8,815   $   11,517   $   16,776   $   26,289
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            237.63%      124.66%      221.49%      138.81%      129.20%
                                                             ==========   ==========   ==========   ==========   ==========




The following per share data and ratios
have been derived from information                                                       Class B
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $     7.61   $     8.13   $     8.47   $     9.66   $     9.12
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .09++          .15          .29          .38          .45
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.08        (.52)        (.34)       (1.19)          .54
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.17        (.37)        (.05)        (.81)          .99
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends:
                     Investment income--net                       (.09)           --           --        (.28)        (.45)
                     Return of capital--net                          --        (.15)        (.29)        (.10)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends                                 (.09)        (.15)        (.29)        (.38)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     8.69   $     7.61   $     8.13   $     8.47   $     9.66
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share             15.45%      (4.53%)       (.38%)      (8.53%)       11.13%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        2.19%        2.18%        1.86%        1.84%        1.71%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.14%        2.02%        3.71%        4.24%        4.80%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $   14,654   $   24,148   $   38,426   $   62,822   $  110,620
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            237.63%      124.66%      221.49%      138.81%      129.20%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios
have been derived from information                                                       Class C
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $     7.61   $     8.13   $     8.46   $     9.66   $     9.12
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .09++          .15          .29          .37          .45
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.07        (.52)        (.33)       (1.20)          .54
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.16        (.37)        (.04)        (.83)          .99
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends:
                     Investment income--net                       (.08)           --           --        (.28)        (.45)
                     Return of capital--net                          --        (.15)        (.29)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends                                 (.08)        (.15)        (.29)        (.37)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     8.69   $     7.61   $     8.13   $     8.46   $     9.66
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share             15.41%      (4.59%)       (.32%)      (8.69%)       11.07%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        2.19%        2.26%        1.91%        1.89%        1.75%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.05%        1.89%        3.65%        4.19%        4.74%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $      822    $     565    $     407    $     785   $    1,848
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            237.63%      124.66%      221.49%      138.81%      129.20%
                                                             ==========   ==========   ==========   ==========   ==========




The following per share data and ratios
have been derived from information                                                       Class D
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $     7.61   $     8.13   $     8.46   $     9.66   $     9.11
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .13++          .20          .32          .43          .50
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                1.08        (.52)        (.33)       (1.20)          .55
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.21        (.32)        (.01)        (.77)         1.05
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends:
                     Investment income--net                       (.13)           --           --        (.32)        (.50)
                     Return of capital--net                          --        (.20)        (.32)        (.11)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends                                 (.13)        (.20)        (.32)        (.43)        (.50)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     8.69   $     7.61   $     8.13   $     8.46   $     9.66
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share             16.08%      (4.02%)         .27%      (8.15%)       11.84%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        1.62%        1.65%        1.32%        1.31%        1.17%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.66%        2.52%        4.25%        4.77%        5.32%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $   31,492   $   25,504   $   28,181   $   34,894   $   48,724
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                            237.63%      124.66%      221.49%      138.81%      129.20%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $22,543,916 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $2,349,549 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance     Distribution
                               Fee              Fee

Class B                        .25%             .50%
Class C                        .25%             .55%
Class D                        .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                 FAMD         MLPF&S

Class A                          $  3         $   52
Class D                          $330         $4,069


For the year ended December 31, 2002, MLPF&S received contingent deferred sales charges of $4,871 and $385 relating to transactions in Class B and Class C Shares, respectively.

For the year ended December 31, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $242 for providing security price quotations to complete the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2002, the Fund reimbursed MLIM
$4,375 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $122,837,877 and $136,552,850, respectively.

Net realized gains for the year ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains
Investments:
   Long-term                        $  1,246,933       $  2,177,440
   Short-term                                 14                 --
                                    ------------       ------------
Total investments                      1,246,947          2,177,440
                                    ------------       ------------
Currency transactions:
   Foreign currency
   transactions                        1,974,087             40,445
   Forward foreign exchange
   contracts                             372,858              7,973
                                    ------------       ------------
Total currency transactions            2,346,945             48,418
                                    ------------       ------------
Total                               $  3,593,892       $  2,225,858
                                    ============       ============



As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,103,727, of which $2,410,009 related to appreciated securities and $306,282 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $48,765,473.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $10,682,171 and $14,908,274 for the years ended
December 31, 2002 and December 31, 2001, respectively.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of capital for each class were as follows:



Class A Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              585,450      $   4,771,098
Shares issued to shareholders
in reinvestment of dividends               7,620             60,557
                                   -------------      -------------
Total issued                             593,070          4,831,655
Shares redeemed                        (748,330)        (6,018,254)
                                   -------------      -------------
Net decrease                           (155,260)      $ (1,186,599)
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                              338,085      $   2,682,717
Shares issued to shareholders
in reinvestment of dividends              15,382            120,121
                                   -------------      -------------
Total issued                             353,467          2,802,838
Shares redeemed                        (611,782)        (4,807,425)
                                   -------------      -------------
Net decrease                           (258,315)      $ (2,004,587)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              200,099      $   1,638,176
Shares issued to shareholders
in reinvestment of dividends              14,802            117,234
                                   -------------      -------------
Total issued                             214,901          1,755,410
Automatic conversion
of shares                              (980,507)        (7,845,502)
Shares redeemed                        (721,972)        (5,747,433)
                                   -------------      -------------
Net decrease                         (1,487,578)      $(11,837,525)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                               83,072      $     656,472
Shares issued to shareholders
in reinvestment of dividends              40,013            313,370
                                   -------------      -------------
Total issued                             123,085            969,842
Automatic conversion
of shares                              (639,208)        (5,048,243)
Shares redeemed                      (1,037,154)        (8,152,105)
                                   -------------      -------------
Net decrease                         (1,553,277)      $(12,230,506)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              180,175      $   1,452,556
Shares issued to shareholders
in reinvestment of dividends                 744              5,961
                                   -------------      -------------
Total issued                             180,919          1,458,517
Shares redeemed                        (160,680)        (1,321,435)
                                   -------------      -------------
Net increase                              20,239      $     137,082
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                               43,912      $     345,003
Shares issued to shareholders
in reinvestment of dividends                 957              7,485
                                   -------------      -------------
Total issued                              44,869            352,488
Shares redeemed                         (20,684)          (161,855)
                                   -------------      -------------
Net increase                              24,185      $     190,633
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              235,736      $   1,889,974
Automatic conversion
of shares                                980,823          7,845,502
Shares issued to shareholders
in reinvestment of dividends              36,780            293,890
                                   -------------      -------------
Total issued                           1,253,339         10,029,366
Shares redeemed                        (981,872)        (7,824,495)
                                   -------------      -------------
Net increase                             271,467      $   2,204,871
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                               36,281      $     282,741
Automatic conversion
of shares                                639,577          5,048,243
Shares issued to shareholders
in reinvestment of dividends              55,944            437,560
                                   -------------      -------------
Total issued                             731,802          5,768,544
Shares redeemed                        (846,529)        (6,632,358)
                                   -------------      -------------
Net decrease                           (114,727)      $   (863,814)
                                   =============      =============



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:


                                      12/31/2002        12/31/2001

Distributions paid from:
   Ordinary income                 $     839,545                 --
   Return of capital                          --      $   1,580,725
                                   -------------      -------------
Total taxable distributions        $     839,545      $   1,580,725
                                   =============      =============



As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                    $   2,463,410
Undistributed long-term capital
gains--net                                                       --
                                                      -------------
Total undistributed earnings--net                         2,463,410
Capital loss carryforward                             (16,881,572)*
Unrealized gains--net                                   1,801,538**
                                                      -------------
Total accumulated losses--net                         $(12,616,624)
                                                      =============


*On December 31, 2002, the Fund had a net capital loss carryforward of $16,881,572, of which $10,514,501 expires in 2005, $3,475,027 expires in 2007, $2,499,201 expires in 2008 and $392,843 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


7. Reorganization Plan:
On September 30, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, between the Fund and the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly-issued shares of the Core Bond Portfolio.




Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 7, 2003




IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch Global Bond Fund for Investment and Retirement during the taxable year ended December 31, 2002, 13.50% was attributable to Federal obligation interest and 28.17% was attributable to income from foreign sources. There were no foreign withholding taxes associated with this income.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.




Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


OFFICERS AND TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)   Length                                                     Complex       ships
                          Held     of Time                                                   Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years      Trustee      Trustee
Interested Trustee

Terry K. Glenn*        President   1999 to    Chairman, Americas Region since 2001 and       117 Funds      None
P.O. Box 9011          and         present    Executive Vice President since 1983 of            162
Princeton,             Trustee     and        Fund Asset Management ("FAM") and              Portfolios
NJ 08543-9011                      1986 to    Merrill Lynch Investment Managers L.P.
Age: 62                            present    ("MLIM"); President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              1993; President of Princeton Administrators,
                                              L.P. since 1988; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.




                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)   Length                                                     Complex       ships
                          Held     of Time                                                   Overseen by    Held by
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years      Trustee      Trustee
Independent Trustees

Ronald W. Forbes       Trustee     2000 to    Professor Emeritus of Finance, School of        45 Funds      None
P.O. Box 9095                      present    Business, State University of New York at          54
Princeton,                                    Albany since 2000 and Professor thereof        Portfolios
NJ 08543-9095                                 from 1989 to 2000.
Age: 62


Cynthia A. Montgomery  Trustee     2000 to    Professor, Harvard Business School since        45 Funds      Unum-
P.O. Box 9095                      present    1989.                                              54         Provident
Princeton,                                                                                   Portfolios     Corpora-
NJ 08543-9095                                                                                               tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly      Trustee     1990 to    Self-employed financial consultant since        45 Funds      None
P.O. Box 9095                      present    1990.                                              54
Princeton,                                                                                   Portfolios
NJ 08543-9095
Age: 71


Kevin A. Ryan          Trustee     2000 to    Founder and Director Emeritus of The Boston     45 Funds      None
P.O. Box 9095                      present    University Center for the Advancement of           54
Princeton,                                    Ethics and Character; Professor of             Portfolios
NJ 08543-9095                                 Education at Boston University from 1982
Age: 70                                       to 1999 and Professor Emeritus since 1999.


Roscoe S. Suddarth     Trustee     2000 to    President and Chief Executive Officer of        45 Funds      None
P.O. Box 9095                      present    the Middle East Institute from 1995 to 2001;       54
Princeton,                                    Associate with Global Business Access Ltd.     Portfolios
NJ 08543-9095                                 from 1998 to 2002; Chairman of the Board
Age: 67                                       of Advisors of the Center for Contemporary
                                              Arab Studies at Georgetown University and
                                              Secretary of the American Academy of Diplomacy.




Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2002


OFFICERS AND TRUSTEES (concluded)

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)   Length                                                     Complex       ships
                          Held     of Time                                                   Overseen by    Held by
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years      Trustee      Trustee
Independent Trustees (concluded)

Richard R. West        Trustee     1986 to    Dean Emeritus of New York University,           45 Funds      Bowne &
P.O. Box 9095                      present    Leonard N. Stern School of Business                54         Co., Inc.;
Princeton,                                    Administration since 1994.                     Portfolios     Vornado
NJ 08543-9095                                                                                               Realty
Age: 64                                                                                                     Trust;
                                                                                                            Vornado
                                                                                                            Operating
                                                                                                            Company;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg      Trustee     1994 to    Retired.                                        45 Funds      None
P.O. Box 9095                      present                                                       54
Princeton,                                                                                   Portfolios
NJ 08543-9095
Age: 68


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year which they turn 72.




                      Position(s)   Length
                          Held     of Time
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and         and        since 1999; Vice President of FAMD since 1999; Director of MLIM
NJ 08543-9011          Treasurer   1999 to    Taxation since 1990.
Age: 42                            present


Gareth Fielding        Vice        2001 to    Director (Global Fixed Income) of MLIM since 1998; Senior Portfolio
P.O. Box 9011          President   present    Manager with  J.P. Morgan from 1991 to 1998.
Princeton,
NJ 08543-9011
Age: 39


David Clayton          Secretary   2002 to    Vice President (Legal Advisory) of MLIM since 2000; Attorney in private
P.O. Box 9011                      present    practice from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 35


*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


</ITEM 1>